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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  May 19, 2000
                                                 -------------



                         EAGLETECH COMMUNICATIONS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its chapter)



           Nevada                       0-29275                       13-4020694
----------------------------     ---------------------     ---------------------------------
(State of other jurisdiction     (Commission File No.)     (IRS Employer Identification No.)
    of incorporation)


305 S. Andrews Ave., Ft. Lauderdale, FL                                 33301
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code (954) 462-1494
                                                   --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On May 19, 2000, the Registrant, Eagletech Communications, Inc., closed on a private placement of 321,389 shares of Class A Convertible Preferred Stock ("Preferred Stock") and Warrants to purchase 385,667 shares of Common Stock ("Warrants") to accredited investors under Rule 506 of Regulation D. The shares of Common Stock underlying the Preferred Stock and the Warrants are subject to registration rights.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are attached as exhibits to this Form 8-K.

  Exhibit 3.3       -        Amendment to Registrant's Articles of Incorporation
                             authorizing Class A Convertible Preferred Stock.

  Exhibit 4.1       -        Form of Warrant

  Exhibit 10.6      -        Form of Securities Purchase Agreement

  Exhibit 10.7      -        Form of Regulation Rights Agreement

  Exhibit 99.1      -        Registrant's Press Release dated May 19, 2000
                             announcing sale of Preferred Stock and Warrants


                                   SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EAGLETECH COMMUNICATIONS, INC.
                                           -------------------------------
                                                    (Registrant)


June 1, 2000                               /S/ROBERT J. DOBBS, JR.
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Date                                       Robert J. Dobbs, Jr., President